                 AmeriCredit Automobile Receivables Trust 2000-B
                      Class A-1 6.8900% Asset Backed Notes
                      Class A-2 7.5200% Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of May 22, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


---------------------------------------------
MONTHLY PERIOD BEGINNING:          07/01/2000           --------------------------------------------------------------------------
MONTHLY PERIOD ENDING:             07/31/2000                                                                         ORIGINAL
PREV. DISTRIBUTION/CLOSE DATE:     07/06/2000           PURCHASES            UNITS   CUT-OFF DATE   CLOSING DATE    POOL BALANCE
DISTRIBUTION DATE:                 08/07/2000           --------------------------------------------------------------------------
DAYS OF INTEREST FOR PERIOD:               32           INITIAL PURCHASE    41,537     05/22/2000     05/25/2000   $  599,999,968
DAYS OF COLLECTION PERIOD:                 31           SUB. PURCHASE #1    42,391     07/17/2000     07/27/2000      599,999,946
MONTHS SEASONED:                            2           SUB. PURCHASE #2         0              0              0                0
----------------------------------------------          SUB. PURCHASE #3         0              0              0                0
                                                                         ---------------------------------------------------------
                                                        TOTAL               83,928                                 $1,199,999,914
                                                        --------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
I.         MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
----------------------------------------------------------------------------------------------------------------------------------
     {1}   Beginning of period Aggregate Principal Balance                                                   {1}   $  589,154,514
                                                                                                                 -----------------

     {2}   Purchase of Subsequent Receivables                                                                {2}      599,999,946
                                                                                                                 -----------------

           Monthly Principal Amounts

            {3}   Collections on Receivables outstanding at end of period            {3}       21,564,301
                                                                                         -----------------
            {4}   Collections on Receivables paid off during period                  {4}        4,094,565
                                                                                         -----------------
            {5}   Receivables becoming Liquidated Receivables during period          {5}          660,824
                                                                                         -----------------
            {6}   Receivables becoming Purchased Receivables during period           {6}                0
                                                                                         -----------------
            {7}   Cram Down Losses occurring during period                           {7}                0
                                                                                         -----------------
            {8}   Other Receivables adjustments                                      {8}           17,448
                                                                                         -----------------
            {9}   Less amounts allocable to Interest                                 {9}      (13,756,332)
                                                                                         -----------------

            {10}  Total Monthly Principal Amounts                                                            {10}      12,580,806
                                                                                                                 -----------------

     {11}  End of period Aggregate Principal Balance                                                         {11}  $1,176,573,654
                                                                                                                 =================

     {12}  Pool Factor   ( {11} / Original Pool Balance)                                                     {12}     98.0478116%
                                                                                                                 =================




---------------------------------------------------------------------------------------------------------------------------------
II.        MONTHLY PERIOD NOTE BALANCE CALCULATION:             CLASS A-1    CLASS A-2     CLASS A-3   CLASS A-4        TOTAL
-------------------------------------------------------------   ---------    ---------     ---------   ---------        -----
-------------------------------------------------------------
     {13}  Original Note Balance                         {13}  $192,000,000 $393,000,000 $275,000,000 $340,000,000 $1,200,000,000
---------------------------------------------------------------------------------------------------------------------------------

     {14}  Beginning of period Note Balance              {14}  $175,779,466 $393,000,000 $275,000,000 $340,000,000 $1,183,779,466
                                                              -------------------------------------------------------------------

     {15}  Noteholders' Principal Distributable Amount   {15}    12,580,892            0            0            0     12,580,892
     {16}  Noteholders' Accelerated Principal Amount     {16}     9,471,513            0            0            0      9,471,513
     {17}  Accelerated Payment Amount Shortfall          {17}       123,190            0            0            0        123,190
     {18}  Deficiency Claim Amount                       {18}             0            0            0            0              0
                                                              -------------------------------------------------------------------

     {19}  End of period Note Balance                    {19}  $153,603,871 $393,000,000 $275,000,000 $340,000,000 $1,161,603,871
                                                              ===================================================================

     {20}  Note Pool Factors  ({19} / {13})              {20}   80.0020161% 100.0000000% 100.0000000% 100.0000000%    96.8003226%
                                                              ===================================================================



----------------------------------------------------------------------------------------------------------------------------------
III.       RECONCILIATION OF PRE-FUNDING ACCOUNT:
----------------------------------------------------------------------------------------------------------------------------------
     {21}  Beginning of period Pre-Funding Account balance                           {21}                          $  600,000,032
                                                                                                                 -----------------
     {22}  Purchase of Subsequent Receivables                                        {22}    (599,999,946)
                                                                                          ----------------
     {23}  Investment Earnings                                                       {23}       4,903,005
                                                                                          ----------------
     {24}  Investment Earnings Transfer to Collections Account                       {24}      (4,903,005)
                                                                                          ----------------
     {25}  Payment of Mandatory Prepayment Amount                                    {25}             (86)
                                                                                          ----------------
     {26}  Total Month Activity                                                      {26}                            (600,000,032)
                                                                                                                 -----------------
     {27}  End of period Pre-Funding Account balance                                 {27}                          $            0
                                                                                                                 =================

----------------------------------------------------------------------------------------------------------------------------------
IV.        CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
     {28}  Total Monthly Principal Amounts                                           {28}                          $   12,580,806
                                                                                                                 -----------------
     {29}  Required Pro-forma Note Balance                                           {29}   1,064,799,157
                                                                                          ----------------
     {30}  Pro-forma Note Balance                                                    {30}   1,171,198,660
                                                                                          ----------------
     {31}  Step-down Amount  (Max of 0 or ({29} - {30}))                             {31}                                       0
                                                                                                                 -----------------
     {32}  Principal Distributable Amount  ({28} - {31})                             {32}                          $   12,580,806
                                                                                                                 =================

----------------------------------------------------------------------------------------------------------------------------------
V.         RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
----------------------------------------------------------------------------------------------------------------------------------
     {33}  Beginning of period Capitalized Interest Account balance                  {33}                          $    1,250,000
                                                                                                                 -----------------
     {34}  Monthly Capitalized Interest Amount                                       {34}               0
                                                                                          ----------------
     {35}  Investment Earnings                                                       {35}          10,479
                                                                                          ----------------
     {36}  Investment Earnings Transfer to Collections Account                       {36}         (10,479)
                                                                                          ----------------
     {37}  Payment of Overfunded Capitalized Interest Amount                         {37}      (1,250,000)
                                                                                          ----------------
     {38}  Payment of Remaining Capitalized Interest Account                         {38}               0
                                                                                          ----------------
     {39}  Total Monthly Activity                                                    {39}                              (1,250,000)
                                                                                                                 -----------------
     {40}  End of period Capitalized Interest Account balance                        {40}                          $            0
                                                                                                                 =================

----------------------------------------------------------------------------------------------------------------------------------
VI.        RECONCILIATION OF COLLECTION ACCOUNT:
----------------------------------------------------------------------------------------------------------------------------------
           AVAILABLE FUNDS:
            {41}  Collections on Receivables during period
                  (net of Liquidation Proceeds)                                      {41}  $   25,658,866
                                                                                          ----------------
            {42}  Liquidation Proceeds collected during period                       {42}         538,284
                                                                                          ----------------
            {43}  Purchase Amounts deposited in Collection                           {43}
                                                                                          ----------------
            {44}  Investment Earnings - Collection Account                           {44}         273,806
                                                                                          ----------------
            {45}  Investment Earnings - Transfer From Prefunding Account             {45}       4,903,005
                                                                                          ----------------
            {46}  Investment Earnings - Transfer From Capitalized Interest
                  Account                                                            {46}          10,479
                                                                                          ----------------
            {47}  Collection of Supplemental Servicing - Extension Fees              {47}           1,600
                                                                                          ----------------
            {48}  Collection of Supplemental Servicing - Repo and Recovery
                  Fees Advanced                                                      {48}          13,575
                                                                                          ----------------
            {49}  Collection of Supplemental Servicing - Late Fees                   {49}          29,879
                                                                                          ----------------
            {50}  Monthly Capitalized Interest Amount                                {50}               0
                                                                                          ----------------
            {51}  Mandatory Note Prepayment Amount                                   {51}              86
                                                                                          ----------------
            {52}  Proceeds from Cap Agreement                                        {52}               0
                                                                                          ----------------
            {53}  Total Available Funds                                              {53}                              31,429,580
                                                                                                                 -----------------
           DISTRIBUTIONS:
            {54}  Base Servicing Fee -  to Servicer                                  {54}       1,667,165
                                                                                          ----------------
            {55}  Repo and Recovery Fees - reimbursed to Servicer                    {55}          13,575
                                                                                          ----------------
            {56}  Bank Service Charges - reimbursed to Servicer                      {56}           5,428
                                                                                          ----------------
            {57}  Late Fees - to Servicer                                            {57}          29,879
                                                                                          ----------------
            {58}  Overpayments - reimbursed to Servicer                              {58}          14,745
                                                                                          ----------------
            {59}  Agent fees - to Trustee                                            {59}             838
                                                                                          ----------------




                  NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                  -----------------------------------------------------------------------------------------
                                  BEGINNING     INTEREST    INTEREST                           CALCULATED
                      CLASS      NOTE BALANCE   CARRYOVER     RATE     DAYS      DAYS BASIS    INTEREREST
                  -----------------------------------------------------------------------------------------
            {60}   Class A - 1   $175,779,466           0    6.89000%   32    Actual days/360   $1,076,552

            {61}   Class A - 2    393,000,000           0    7.52000%   30         30/360        2,462,800

            {62}   Class A - 3    275,000,000           0    6.77000%   32    Actual days/360    1,654,889

            {63}   Class A - 4    340,000,000           0    6.83000%   32    Actual days/360    2,064,178
                  -----------------------------------------------------------------------------------------


                                                                                     {60}       1,076,552
                                                                                         -----------------
                                                                                     {61}       2,462,800
                                                                                         -----------------
                                                                                     {62}       1,654,889
                                                                                         -----------------
                                                                                     {63}       2,064,178
                                                                                         -----------------



                  NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT
                  -----------------------------------------------------------------------------------------
                                   PRINCIPAL     PRINCIPAL      EXCESS          MANDATORY        TOTAL
                       CLASS     DISTRIBUTABLE   CARRYOVER   PRINCIPAL DUE   NOTE PREPAYMENT   PRINCIPAL
                  -----------------------------------------------------------------------------------------
            {64}   Class A - 1     $12,580,806           0               0                86   $12,580,892

            {65}   Class A - 2               0           0               0                 0             0

            {66}   Class A - 3               0           0               0                 0             0

            {67}   Class A - 4               0           0               0                 0             0
                  -----------------------------------------------------------------------------------------


                                                                                     {64}      12,580,892
                                                                                         -----------------
                                                                                     {65}               0
                                                                                         -----------------
                                                                                     {66}               0
                                                                                         -----------------
                                                                                     {67}               0
                                                                                         -----------------

            {68}  Security Insurer Premiums - to FSA                                 {68}         242,001
                                                                                          ----------------
            {69}  Security Insurer Premiums - to RCCA                                {69}         145,125
                                                                                          ----------------
            {70}  Total distributions                                                {70}                              21,958,067
                                                                                                                 -----------------
     {71}  Excess Available Funds  (or Deficiency Claim Amount )                     {71}                               9,471,513
                                                                                                                 -----------------
     {72}  Noteholders' Accelerated Principal Amount                                 {72}                              (9,471,513)
                                                                                                                 -----------------
     {73}  Deposit to Spread Account                                                 {73}                          $            0
                                                                                                                 =================

                                                                     2


----------------------------------------------------------------------------------------------------------------------------------
VII.       CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
     {74}  Excess Available Funds  ({71})                                            {74}  $    9,471,513
                                                                                          ----------------
     {75}  Pro Forma Note Balance    ({14} - {10})                                   {75}   1,171,198,660
                                                                                          ----------------
     {76}  Required Pro Forma Note Balance   (90.5% x ({11} + {27}))                 {76}   1,064,799,157
                                                                                          ----------------
     {77}  Excess of Pro Forma Balance over Required Balance
           ({75} - {76})                                                             {77}     106,399,503
                                                                                          ----------------
     {78}  End of Period  Class A-1 Note Balance                                     {78}     153,603,871
                                                                                          ----------------
     {79}  Lesser of {77} or {78}                                                    {79}     106,399,503
                                                                                          ----------------
     {80}  Accelerated Principal Amount  (lesser of  {74} or {79})                   {80}                          $    9,471,513
                                                                                                                 -----------------

----------------------------------------------------------------------------------------------------------------------------------
VIII.      CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
----------------------------------------------------------------------------------------------------------------------------------
     {81}  Pro Forma Note Balance  ({14} - {10})                                     {81}  $1,171,198,660
                                                                                          ----------------
     {82}  Required Pro Forma Note Balance (90.5% x ({11} + {27}))                   {82}   1,064,799,157
                                                                                          ----------------
     {83}  Excess of Pro Forma Balance over Required Balance
           ({81} - {82})                                                             {83}     106,399,503
                                                                                          ----------------
     {84}  End of Period  Class A-1 Note Balance                                     {84}     153,603,871
                                                                                          ----------------
     {85}  Greater of {83} or {84}                                                   {85}     153,603,871
                                                                                          ----------------
     {86}  Excess Available Funds  ({70})                                            {86}       9,471,513
                                                                                          ----------------
     {87}  Investment Earnings on Collection Account  ({44})                         {87}         273,806
                                                                                          ----------------
     {88}  Accelerated Payment Amount Shortfall ({85} - {86} + {87})                 {88}                          $  144,406,164
                                                                                                                 -----------------



----------------------------------------------------------------------------------------------------------------------------------
IX.        RECONCILIATION OF SPREAD ACCOUNT:
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                        INITIAL        SUB #1      SUB# 2    SUB #3       TOTAL
                                                             ---------------------------------------------------------------------
     {89}  INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS              $17,999,999    17,999,998         0         0    $35,999,997
----------------------------------------------------------------------------------------------------------------------------------



     {90}  BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                {90}                          $   17,999,999
                                                                                                                 -----------------

           ADDITIONS TO SPREAD ACCOUNT
            {91}  Deposits from Collections Account    ({73})                        {91}               0
                                                                                          ----------------
            {92}  Investment Earnings                                                {92}         123,190
                                                                                          ----------------
            {93}  Deposits Related to Subsequent Receivables
                  Purchases                                                          {93}      17,999,998
                                                                                          ----------------
            {94}  Total Additions                                                    {94}                              18,123,188
                                                                                                                 -----------------

     {95}  SPREAD ACCOUNT BALANCE AVAILABLE FOR  WITHDRAWALS                         {95}                              36,123,187
                                                                                                                 -----------------

           REQUISITE AMOUNT OF SPREAD ACCOUNT
             DURING FUNDING PERIOD (THE AMOUNT BELOW WILL BE ZERO AFTER
             THE FUNDING PERIOD.)
            {96}  Total Initial & Subsequent Spread Account Deposits ({89})          {96}               0
                                                                                          ----------------
             AFTER FUNDING PERIOD (ALL AMOUNTS BELOW WILL BE ZERO IF NOT
             APPLICABLE OR DURING FUNDING PERIOD.)
                                                                 ------------
                     Floor Amount   (Calculation Below)     =     17,999,999
                                                                 ------------
            {97}  (Max of  (1.)$100,000 or (2.) Lesser of Note Balance and
                  1.5% Original Pool Balance)                                        {97}               0
                                                                                          ----------------
            {98}  Recourse Reduction Amount  (if any)                                {98}               0
                                                                                          ----------------
            {99}  If OC percentage is equal to or greater than 12.50%,
                                                                 ------------
                  then ((12.50% - OC Level) *Aggr. End Bal.)   =            0        {99}               0
                                                                 ------------             ----------------
           {100}  If OC percentage is less than 12.50%, then 3% of Original Pool
                  Balance                                                           {100}      35,999,997
                                                                                          ----------------
           {101}  If Trigger Event exists then 15% of the Aggregate Principal
                  Balance                                                           {101}               0
                                                                                          ----------------
           {102}  If an Insurance Agreement Event of Default exists then an
                  unlimited amount (as specified by FSA)                            {102}               0
                                                                                          ----------------
           {103}  Requisite Amount of Spread Account                                {103}                              35,999,997
                                                                                                                 -----------------

           WITHDRAWALS FROM SPREAD ACCOUNT
           {104}  Priority First - Deficiency Claim Amount                          {104}               0
                                                                                          ----------------
                  Priority Second - Accelerated Payment Amount
                                 -------------
                  Shortfall  =    144,406,164
                                 -------------
           {105}  Accelerated Payment Amount Shortfall in Excess of Requisite
                  Amount                                                            {105}         123,190
                                                                                          ----------------
           {106}  Priority Third through Fourth                                     {106}
                                                                                          ----------------
           {107}  Priority Fifth through Sixth                                      {107}
                                                                                          ----------------
           {108}  Priority Seventh - to Servicer                                    {108}
                                                                                          ----------------
           {109}  Total withdrawals                                                 {109}                                 123,190
                                                                                                                 -----------------

    {110}  END OF PERIOD SPREAD ACCOUNT BALANCE                                     {110}  $   35,999,997
                                                                                          ----------------
----------------------------------------------------------------------------------------------------------------------------------
X.         CALCULATION OF OC LEVEL AND OC PERCENTAGE
----------------------------------------------------------------------------------------------------------------------------------
           {111}  Aggregate Principal Balance                                       {111}   1,176,573,654
                                                                                          ----------------
           {112}  End of period Note Balance                                        {112}   1,161,603,871
                                                                                          ----------------
           {113}  Line {111} less line {112} (During Funding Period amount
                  equal to zero)                                                    {113}      14,969,783
                                                                                          ----------------
           {114}  OC level     {113} / {110}                                        {114}           1.27%
                                                                                          ----------------
           {115}  Ending Spread Ending Balance as a percentage of Aggregate
                  Principal Balance ({110}/{111})                                   {115}           3.06%
                                                                                          ----------------
           {116}  OC Percentage ({114} + {115})                                     {116}                                   4.33%
                                                                                                                 -----------------



By:              /s/Preston A. Miller
                 --------------------
Name:            Preston A. Miller
                 -----------------
Title:           Executive Vice President and Treasurer
                 --------------------------------------
Date:            August 2, 2000
                 --------------

                 AmeriCredit Automobile Receivables Trust 2000-B
                      Class A-1 6.8900% Asset Backed Notes
                      Class A-2 7.5200% Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of May 22, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



----------------------------------------------
MONTHLY PERIOD BEGINNING:          07/01/2000
MONTHLY PERIOD ENDING:             07/31/2000
PREV. DISTRIBUTION/CLOSE DATE:     07/06/2000
DISTRIBUTION DATE:                 08/07/2000
DAYS OF INTEREST FOR PERIOD:               32
DAYS OF COLLECTION PERIOD:                 31
MONTHS SEASONED:                            2
----------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
II.        MONTHLY PERIOD NOTE BALANCE CALCULATION:             CLASS A-1    CLASS A-2     CLASS A-3   CLASS A-4        TOTAL
                                                                ---------    ---------     ---------   ---------        -----
     {1}   Original Note Balance                         {1}  $192,000,000  $393,000,000 $275,000,000 $340,000,000 $1,200,000,000
---------------------------------------------------------------------------------------------------------------------------------

     {2}   Preliminary End of period Note Balance        {2}  $153,603,871  $393,000,000 $275,000,000 $340,000,000 $1,161,603,871
                                                             --------------------------------------------------------------------

     {3}   Deficiency Claim Amount                       {3}             0             0            0            0              0

     {4}   End of period Note Balance                    {4}  $153,603,871  $393,000,000 $275,000,000 $340,000,000 $1,161,603,871
                                                             ====================================================================

     {5}   Note Pool Factors  {4} / {1}                  {5}   80.0020161%  100.0000000% 100.0000000% 100.0000000%    96.8003226%
                                                             ====================================================================



----------------------------------------------------------------------------------------------------------------------------------
II.        RECONCILIATION OF SPREAD ACCOUNT:
----------------------------------------------------------------------------------------------------------------------------------
     {6}   Preliminary End of period Spread Account balance                                                  {6}   $   35,999,997
                                                                                                                 -----------------

     {7}   Priority First - Deficiency Claim Amount from preliminary certificate                             {7}                0
                                                                                                                 -----------------

     {8}   End of period Spread Account balance                                                              {8}   $   35,999,997
                                                                                                                 -----------------



----------------------------------------------------------------------------------------------------------------------------------
III.       MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   -------------------------------
                                                                                                       CUMULATIVE          MONTHLY
                                                                                                   -------------------------------
     {9}   Original Number of Receivables                                                     {9}           41,537
                                                                                                   -------------------------------
     {10}  Beginning of period number of Receivables                                         {10}                0         41,216
     {11}  Number of Subsequent Receivables Purchased                                        {11}           42,391         42,391
     {12}  Number of Receivables becoming Liquidated Receivables
           during period                                                                     {12}               97             48
     {13}  Number of Receivables becoming Purchased Receivables
           during period                                                                     {13}                0              0
     {14}  Number of Receivables paid off during period                                      {14}              611            339
                                                                                                   -------------------------------
     {15}  End of period number of Receivables                                               {15}           83,220         83,220
                                                                                                   -------------------------------



----------------------------------------------------------------------------------------------------------------------------------
IV.        STATISTICAL DATA:  (CURRENT AND HISTORICAL)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                         -----------------------------------------
                                                                                           ORIGINAL      PREV. MONTH      CURRENT
                                                                                         -----------------------------------------
     {16}  Weighted Average APR of the Receivables                                  {16}    19.28%          19.30%         19.17%
     {17}  Weighted Average Remaining Term of the Receivables                       {17}     59.00           57.59          56.70
     {18}  Weighted Average Original Term of Receivables                            {18}     60.00           60.00          60.00
     {19}  Average Receivable Balance                                               {19}   $14,298         $14,294       $ 14,138
     {20}  Aggregate Realized Losses                                                {20}   $     0         $45,826       $168,366
                                                                                         -----------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
V.         DELINQUENCY:
----------------------------------------------------------------------------------------------------------------------------------

                                                                                         -----------------------------------------
                                                                                            UNITS         DOLLARS       PERCENTAGE
                                                                                         -----------------------------------------
           Receivables with Scheduled Payment delinquent
            {21}  31-60 days                                                       {21}     2,342     $33,157,029          2.79%
            {22}  61-90 days                                                       {22}       322       4,668,167          0.39%
            {23}  over 90 days                                                     {23}        41         618,723          0.05%
                                                                                         -----------------------------------------
            {24}  Receivables with Scheduled Payment
                  delinquent more than 30 days at end of period                    {24}     2,705     $38,443,919          3.23%
                                                                                         -----------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
VI.        PERFORMANCE TESTS:
----------------------------------------------------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------------------------------------------------
           DELINQUENCY RATIO
            {25}  Receivables with Scheduled Payment delinquent more
                  than 60 days at end of period ({22} + {23})                       {25}   $    5,286,890
                                                                                          ----------------
            {26}  Purchased Receivables with Scheduled Payment delinquent
                  more than 60 days at end of period                                {26}
                                                                                          ----------------
            {27}  Beginning of period Principal Balance                             {27}    1,189,154,460
                                                                                          ----------------
            {28}  Delinquency Ratio {25} + {26} divided by {27}                     {28}                                    0.44%
                                                                                                                 -----------------
            {29}  Previous Monthly Period Delinquency Ratio                         {29}                                    0.21%
                                                                                                                 -----------------
            {30}  Second previous Monthly Period Delinquency Ratio                  {30}                                    0.00%
                                                                                                                 -----------------

            {31}  Average Delinquency Ratio ({28} + {29} + {30}) / 3                {31}                                    0.22%
                                                                                                                 -----------------

            {32}  Compliance (Delinquency Test Failure is a Delinquency
                  Ratio equal to or greater than 5.00%)                             {32}                                    yes
                                                                                                                 -----------------

           -----------------------------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------------------------
           CUMULATIVE DEFAULT RATE
            {33}  Defaulted Receivables in Current Period                           {33}   $    2,617,550
                                                                                          ----------------
            {34}  Cumulative Defaulted Receivables from last month                  {34}        1,038,494
                                                                                          ----------------
            {35}  Cumulative Defaulted Receivables {33} + {34}                      {35}        3,656,044
                                                                                          ----------------
            {36}  Original Pool Balance                                             {36}    1,199,999,913
                                                                                          ----------------
            {37}  Cumulative Default Rate {35} divided by {36}                      {37}                                    0.30%
                                                                                                                 -----------------

            {38}  Compliance (Default Test Failure is a Cumulative Default
                  Rate equal to or greater than 5.26%.)                             {38}                                    yes
                                                                                                                 -----------------

           -----------------------------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------------------------
           CUMULATIVE NET LOSS RATE
            {39}  Receivables becoming Liquidated Receivables during period         {39}   $      660,824
                                                                                          ----------------
            {40}  Purchased Receivables with Scheduled Payment delinquent more
                  than 30 days at end of period                                     {40}
                                                                                          ----------------
            {41}  Cram Down Losses occurring during period                          {41}
                                                                                          ----------------
            {42}  Liquidation Proceeds collected during period                      {42}         (538,284)
                                                                                          ----------------
            {43}  Net Losses during period {39} + {40} + {41} + {42}                {43}          122,540
                                                                                          ----------------
            {44}  Net Losses since Initial Cut-off Date (Beginning of Period)       {44}           45,826
                                                                                          ----------------
            {45}  CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY DELINQUENCIES
                  ({43} + {44}) / {47}                                              {45}                                    0.01%
                                                                                                                 -----------------
            {46}  50% of Receivables with Scheduled Payment delinquent more
                  than 90 days at end of period                                     {46}          545,595
                                                                                          ----------------
            {47}  Original Aggregate Principal Balance plus Pre-Funded Amount
                  as of the Closing Date                                            {47}    1,200,000,000
                                                                                          ----------------
            {48}  CUMULATIVE NET LOSS RATE ({43} + {44} + {46}) / {47}              {48}                                    0.06%
                                                                                                                 -----------------

            {49}  Compliance (Net Loss Test Failure is a Net Loss Rate equal to
                  or greater than 3.01%.)                                           {49}                                    yes
                                                                                                                 -----------------

           -----------------------------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------------------------
           EXTENSION RATE
            {50}  Principal Balance of Receivables extended during current period   {50}   $      273,193
                                                                                          ----------------
            {51}  Beginning of Period Aggregate Principal Balance                   {51}    1,189,154,460
                                                                                          ----------------
            {52}  Extension Rate {50} divided by {51}                               {52}                                    0.02%
                                                                                                                 -----------------
            {53}  Previous Monthly Extension Rate                                   {53}                                    0.00%
                                                                                                                 -----------------
            {54}  Second previous Monthly Extension Rate                            {54}                                    0.00%
                                                                                                                 -----------------

            {55}  Average Extension Rate ({52} +{53} +{54}) / 3                     {55}                                    0.01%
                                                                                                                 -----------------

            {56}  Compliance (Extension Test Failure is an Extension Rate equal
                  to or greater than 4%.)                                           {56}                                     yes
                                                                                                                 -----------------

           -----------------------------------------------------------------------------------------------------------------------



By:              /s/Preston A. Miller
                 --------------------
Name:            Preston A. Miller
                 -----------------
Title:           Executive Vice President and Treasurer
                 --------------------------------------
Date:            August 2, 2000
                 --------------















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